UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2008

                             Oneida Financial Corp.
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             (Exact name of registrant as specified in its charter)

          Federal                       000-25101                 16-1561678
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(State or other jurisdiction        (SEC File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
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                    (Address of principal executive offices)
                    ----------------------------------------

       Registrant's telephone number, including area code: (315) 363-2000


                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))


Item 8      Other Events
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            On February 13, 2008, Oneida Financial Corp. announced that it will be commencing a stock repurchase program to acquire up to 250,000 shares of the Company's common stock, which represents approximately 3.2% of the common stock outstanding. For further information, see the Registrant's press release attached as Exhibit 99.1 to this current report on Form 8-K.



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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Oneida Financial Corp.


DATE:  February 13, 2008             By:   /s/ Michael R. Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer






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                                  EXHIBIT INDEX
                                  -------------

99.1 News release dated February 13, 2008 announcing a stock repurchase program.